SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):   December 15, 2009

SUNGRO MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Airport Road – Unit 5, Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0805
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           Departure of Directors or Principal Officers

Effective December 15, 2009, Malkeet Bains, tendered his resignation from the positions of Director, Chief Executive Officer and President of Sungro Minerals, Inc.   Simultaneous with his resignation, Mr. Bains, without consideration, returned to the Company all shares held by him.  Mr. Bains is currently due approximately $24,000 for funds expended by him on behalf of the Company, and will reimburse him in the normal course of business.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)           Not Applicable

(b)           Not Applicable

(c)           Not Applicable

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sungro Minerals, Inc.

Date: December 18, 2009	By:	/s/ Erwin Vahlsing, Jr.
	Name Its:	Erwin Vahlsing, Jr. Chief Financial Officer